Exhibit 99.1

News Release

Company Contacts:	Jeff Hall Chief Financial Officer (408) 875-6800 jeff.hall@kla-tencor.com Meggan Powers Sr. Director of Corporate Communications (408) 875-8733 meggan.powers@kla-tencor.com

FOR IMMEDIATE RELEASE

KLA-TENCOR REPORTS FISCAL 2008 SECOND QUARTER RESULTS

SAN JOSE, Calif., January 24, 2008— KLA-Tencor Corporation (NASDAQ: KLAC) today announced operating results for its second quarter of fiscal 2008, which ended on December 31, 2007. The Company reported GAAP net income of $84 million and GAAP earnings per diluted share of $0.45 on revenue of $636 million for the second quarter of fiscal 2008.

“The actions we have taken over the past several quarters to globalize our operations, reduce overhead, and streamline our cost structure are driving efficiencies throughout our business, even in this challenging demand environment.” said Rick Wallace, CEO of KLA-Tencor.

GAAP Results
	Q2 FY 2008	Q1 FY 2008	Q2 FY 2007
Revenues	$636 million	$693 million	$649 million
Net Income	$84 million	$88 million	$90 million
Earnings per Share (diluted)	$0.45	$0.46	$0.44

Non-GAAP Results (includes stock-based compensation)
	Q2 FY 2008	Q1 FY 2008	Q2 FY 2007
Net Income	$138 million	$145 million	$154 million
Earnings per Share (diluted)	$0.75	$0.75	$0.75

A reconciliation between GAAP net income and non-GAAP net income is provided in the tables accompanying this release. Non-GAAP results include the impact of stock-based compensation, but exclude the impact of acquisition, restatement and restructuring related items.

Financial Highlights for the second quarter of fiscal 2008

•

KLA-Tencor reached an agreement in principle for the settlement of a securities class action relating to its historical stock option practices. Under the agreement, KLA-Tencor will be required to make a payment of $65 million to the settlement class. The proposed settlement, which is subject to a final agreement and court approval, will provide a full release of KLA-Tencor and the other named defendants in connection with the allegations raised in the lawsuit.

•	The Company declared and paid dividends of $27 million and repurchased $126 million of its common stock.

•	KLA-Tencor generated cash flow from operations of $126 million.

Business Highlights for the second quarter of fiscal 2008

•

KLA-Tencor introduced the WaferSight 2TM, the semiconductor industry’s first metrology system that enables wafer suppliers and chipmakers to measure bare wafer flatness, shape, edge roll-off and nanotopography in a single system with the high precision and tool matching required for 45nm and beyond.

•

KLA-Tencor and Nikon Corporation have collaborated to develop a set of fully automated overlay correction control system tools, called Scanner Match Maker (SMM), that chipmakers can use to correct overlay errors common to “mix and match” lithography strategies which use lithography tools of varying capabilities and from different suppliers. The SMM technology is aimed at elevating the performance of all scanners, enabling chipmakers to reduce their dedication of leading-edge scanners to specific layers, thus cutting overall lithography tool costs at more advanced nodes and extending the lifetime of lithography tools.

•

KLA-Tencor introduced the Aleris™ family of films metrology systems, beginning with the Aleris 8500, which is the industry’s first system to combine production-worthy composition and multi-layer film thickness metrology.

•

KLA-Tencor introduced a unique application for its SensArray™ wafer-level metrology tools, called PlasmaWafer™ Suite, which provides chipmakers and etch equipment suppliers with an easy-to-use measurement capability to help verify plasma etch chamber health and quickly identify problems such as drift, non-uniformity and slight differences in chamber matching.

KLA-Tencor will discuss its fiscal 2008 second quarter results, along with its outlook for the third quarter of fiscal 2008, on a conference call today beginning at 2:00 p.m. Pacific Standard Time. A webcast of the call will be available at: www.kla-tencor.com.

Forward Looking Statements:

Statements in this press release other than historical facts, such as statements regarding the success of collaborations with other companies, the benefit to customers of and demand for KLA-Tencor’s products, and the finalization and approval of the securities class action settlement, are forward-looking statements, and are subject to the Safe Harbor provisions created by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current information and expectations, and involve a number of risks and uncertainties. Actual results may differ materially from those projected in such statements due to various factors, including but not limited to: the demand for semiconductors; new and enhanced product offerings by competitors; cancellation of orders by customers; and changing customer demands. For other factors that may cause actual results to differ materially from those projected and anticipated in forward-looking statements in this release, please refer to the Company’s Annual Report on Form 10-K for the year ended June 30, 2007, subsequently filed Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission (including, but not limited to, the risk factors described therein).

About KLA-Tencor:

KLA-Tencor is the world’s leading supplier of process control and yield management solutions for the semiconductor and related microelectronics industries. Headquartered in San Jose, Calif., the Company has sales and service offices around the world. An S&P 500 Company, KLA-Tencor is traded on the NASDAQ Global Select Market under the symbol KLAC. Additional information about the Company is available on the Internet at http://www.kla-tencor.com.

Use of Non-GAAP financial information:

The non-GAAP information and supplemental information provided in this press release is a supplement to, and not a substitute for, our financial results presented in accordance with GAAP.

To supplement our condensed consolidated financial statements presented in accordance with GAAP, we provide non-GAAP financial information, which are adjusted from results based on GAAP to exclude certain costs and expenses, as well as other supplemental information. The non-GAAP and supplemental information are provided to enhance the user’s overall understanding of our operating performance and our prospects in the future. Specifically, we believe the non-GAAP information provide useful measures to both management and investors regarding financial and business trends relating to our financial performance by excluding certain costs and expenses that we believe are not indicative of our core operating results. The non-GAAP information is among budgeting and planning tools that management uses for future forecasting. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with United States GAAP.

KLA-Tencor Corporation

Condensed Consolidated Unaudited Balance Sheets

(In thousands)	December 31, 2007	June 30, 2007
ASSETS
Current assets:
Cash and investments	$1,297,204	$1,710,629
Accounts receivable, net	578,595	581,500
Inventories	482,948	535,370
Other current assets	453,563	425,272

Total current assets	2,812,310	3,252,771
Land, property and equipment, net	361,725	382,240
Goodwill	310,209	311,856
Purchased intangibles, net	153,023	175,432
Other assets	516,558	500,950

Total assets	$4,153,825	$4,623,249

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$114,691	$92,165
Deferred system profit	194,680	201,747
Unearned revenue	53,838	52,304
Other current liabilities	577,683	659,346

Total current liabilities	940,892	1,005,562
Non-current liabilities
Income tax payable	84,289	—
Unearned revenue	47,279	46,950
Other non-current liabilities	37,586	20,695

Total Liabilities	1,110,046	1,073,207
Stockholders’ equity:
Common stock and capital in excess of par value	674,703	967,886
Retained earnings	2,340,557	2,570,751
Accumulated other comprehensive income	28,519	11,405

Total stockholders’ equity	3,043,779	3,550,042

Total liabilities and stockholders’ equity	$4,153,825	$4,623,249

KLA-Tencor Corporation

Condensed Consolidated Unaudited Statements Of Operations

	Three months ended		Six months ended
(In thousands except per share data)	December 31, 2007	December 31, 2006	December 31, 2007	December 31, 2006
Revenues:
Product	$513,449	$544,302	$1,091,881	$1,075,229
Service	122,334	104,968	236,922	203,404

Total revenues	635,783	649,270	1,328,803	1,278,633

Costs and operating expenses:
Cost of revenues	285,005	297,772	590,898	567,891
Engineering, research and development	97,513	108,101	196,857	207,394
Selling, general and administrative	159,778	165,038	270,283	270,999

Total costs and operating expenses	542,296	570,911	1,058,038	1,046,284

Income from operations	93,487	78,359	270,765	232,349
Interest income and other, net	13,269	22,657	30,743	45,114

Income before income taxes and minority interest	106,756	101,016	301,508	277,463
Provision for income taxes	22,821	11,637	129,415	53,005

Income before minority interest	83,935	89,379	172,093	224,458
Minority interest	—	670	—	1,513

Net income	$83,935	$90,049	$172,093	$225,971

Net income per share:
Basic	$0.46	$0.45	$0.93	$1.13
Diluted	$0.45	$0.44	$0.91	$1.11
Weighted average number of shares:
Basic	181,241	199,789	184,516	199,603
Diluted	185,199	204,955	189,122	203,826

KLA-Tencor Corporation

Condensed Consolidated Unaudited Statements of Cash Flows

	Three months ended December 31,
(In thousands)	2007	2006
Cash flows from operating activities:
Net income	$83,935	$90,049
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	28,345	29,049
Impairment charges	6,163	56,830
Non-cash, stock-based compensation	23,252	16,068
Tax benefit from employee stock options	(340)	—
Excess tax benefit from stock-based compensation	(284)	—
Minority interest	—	(670)
Net gain on sale of marketable securities and other investments	(409)	(710)
Net gain on sale of real estate	(9,042)	—
Changes in assets and liabilities:
Accounts receivable, net	48,905	(17,055)
Inventories	17,782	(25,794)
Other assets	(31,646)	(16,562)
Accounts payable	(4,543)	(10,273)
Deferred system profit	(13,366)	14,804
Other liabilities	(22,325)	13,904

Net cash provided by operating activities	126,427	149,640

Cash flows from investing activities:
Acquisitions of businesses, net of cash received	(3,966)	(390,162)
Capital expenditures, net	(22,609)	(19,493)
Proceeds from sale of real estate	34,622	—
Purchase of available-for-sale securities	(247,426)	(877,429)
Proceeds from sale of available-for-sale securities	262,191	789,089
Proceeds from maturity of available-for-sale securities	6,500	30,397

Net cash provided by (used in) investing activities	29,312	(467,598)

Cash flows from financing activities:
Issuance of common stock	31,764	—
Common stock repurchases	(126,237)	—
Payment of dividends to stockholders	(27,151)	(23,967)
Excess tax benefit from stock-based compensation	284	—

Net cash used in financing activities	(121,340)	(23,967)

Effect of exchange rate changes on cash and cash equivalents	(807)	5,340

Net increase (decrease) in cash and cash equivalents	33,592	(336,585)
Cash and cash equivalents at beginning of period	514,051	1,199,969

Cash and cash equivalents at end of period	$547,643	$863,384

Supplemental cash flow disclosures:
Income taxes paid, net	$105,549	$41,072

KLA-Tencor Corporation

Condensed Consolidated Unaudited Supplemental Information

(In thousands except per share data)

Reconciliation of GAAP Net Income to Non-GAAP Net Income

		Three months ended			Six months ended
		December 31, 2007	September 30, 2007	December 31, 2006	December 31, 2007	December 31, 2006
GAAP Net income		$83,935	$88,158	$90,049	$172,093	$225,971
Adjustments to reconcile GAAP net income to non-GAAP net income
Acquisition-related charges	a	21,904	12,366	18,074	34,270	18,892
Restructuring, severance and others	b	(5,986)	2,279	67,180	(3,707)	67,180
Restatement-related charges	c	67,000	2,111	15,357	69,111	17,860
Income tax effect of non-GAAP adjustments	d	(28,747)	(6,320)	(36,330)	(35,067)	(37,582)
Non recurring tax item	e	—	46,613	—	46,613	—

Non-GAAP net income		$138,106	$145,207	$154,330	$283,313	$292,321

GAAP Net income per diluted share		$0.45	$0.46	$0.44	$0.91	$1.11

Non-GAAP net income per diluted share		$0.75	$0.75	$0.75	$1.50	$1.43

Shares used in diluted shares calculation		185,199	193,043	204,955	189,122	203,826

Impact of items included in Condensed Statements of Operations:

	Acquisition- Related Charges	Restructuring, Severance and Other	Restatement- Related Charges	Total Pre-tax GAAP to Non-GAAP Adjustment
Cost of revenues	$15,261	$1,243	$0	$16,504
Engineering, research and development	4,172	388	0	4,560
Sales, general and administrative	2,471	(7,617)	67,000	61,854

Total in Q2 FY 2008	$21,904	$(5,986)	$67,000	$82,918

Total in Q1 FY 2008	$12,366	$2,279	$2,111	$16,756

Total in Q2 FY 2007	$18,074	$67,180	$15,357	$100,611

	Q2 FY 2008	Q1 FY 2008	Q2 FY 2007
Stock-based compensation
Cost of revenues	4,700	6,253	8,002
Engineering, research and development	7,109	8,592	11,243
Sales, general and administrative	11,443	13,238	(3,177)
Provision for income taxes	(8,038)	(8,475)	(4,858)

Total	15,214	19,608	11,210

To supplement our condensed consolidated financial statements presented in accordance with GAAP, we provide non-GAAP financial information, which are adjusted from results based on GAAP to exclude certain costs and expenses, as well as other supplemental information. The non-GAAP and supplemental information are provided to enhance the user’s overall understanding of our operating performance and our prospects in the future. Specifically, we believe the non-GAAP information provide useful measures to both management and investors regarding financial and business trends relating to our financial performance by excluding certain costs and expenses that we believe are not indicative of our core operating results. The non-GAAP information is among budgeting and planning tools that management uses for future forecasting. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with United States GAAP.

a	Acquisition-related charges include impairment and amortization of intangibles, inventory fair value adjustments, in-process research and development associated with acquisitions, as well as asset impairment from discontinuing acquired products. Management believes that the expense associated with the impairment and amortization of acquisition-related intangible assets is appropriate to be excluded because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have short lives and exclusion of the amortization expense allows comparisons of operating results that are consistent over time for both the Company’s newly acquired and long-held business. Management believes that it is appropriate to exclude asset impairment from discontinuing acquired products as it is not indicative of ongoing operating results or limits comparability. Management believes excluding these items helps investors compare our operating performance with that of other companies.

b	Restructuring, severance and other includes costs associated with facilities divestment program, worldwide reduction in force, and gains from sale of facilities. Management believes that it is appropriate to exclude those items as they are not indicative of ongoing operating results or limit comparability. Management believes excluding these items helps investors compare our operating performance with that of other companies.

c	Restatement-related charges include compensation related to reimbursement of non-executive employees for penalty taxes under section 409A of the Internal Revenue Code, legal and other expenses related to the stock option investigation, shareholder litigation and related matters. Management believes that it is appropriate to exclude those items as they are not indicative of ongoing operating results or limit comparability. Management believes excluding these items helps investors compare our operating performance with that of other companies.

d	Income tax effect on non-GAAP adjustments. Management believes that it is appropriate to exclude the tax effects of the items noted above in order to present a more meaningful measure on non-GAAP net income.

e	Non recurring tax item includes the U.S. tax impact associated with the implementation of our global manufacturing strategy. Management believes that it is appropriate to exclude this item as it limits comparability. Management believes excluding these items helps investors compare our operating performance with that of other companies.